John Hancock
Bank and Thrift
Opportunity Fund

SEMI
ANNUAL
REPORT

4.30.01

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, in upper left-hand corner.]

WELCOME

Table of contents

Your fund
at a glance
page 1

Managers' report
page 2

Fund's investments
page 6

Financial statements
page 11

For your information
page 25


Dear Fellow Shareholders,

The stock market's downward spiral, which began last year with technology stocks, continued through the first quarter of 2001. The slowing economy and a parade of disappointing corporate earnings announcements provoked growing investor concern, and stock declines spread across all market sectors. However, April marked a turning point and the stock market made a comeback, particularly the tech-heavy Nasdaq Composite Index, which surged 15% in one month. There was a growing sense that the worst might be over for the economy, given the Federal Reserve's four interest-rate cuts between January and April totaling two percentage points, and more cuts expected. Even with April's rebound, the market remains volatile and indecisive, as investors try to get a clearer sense of the timetable for economic and corporate recovery.

As always, we will continue to update you on these developments and anything that specifically relates to your fund and its performance. In fact, this newly designed shareholder report is our latest offering in that regard, and is part of our ongoing effort to better serve our shareholders.

Based on your feedback, we set out to create a more inviting report that you could easily navigate and that would provide you with more information on your fund. In addition to the new overall look, there are several prominent changes, including a table of contents, additional charts and a new summary page opposite this one. The most obvious difference is the report's size. By changing it to a standard mailing format we hope to deliver it to you in an even more timely fashion.

These twice-yearly shareholder reports are your best way to better understand your fund and what has been driving its performance. We encourage you to read them, and hope that our new version will make the task easier and more meaningful.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund
seeks capital
appreciation
from a portfolio
of stocks of
regional banks
and lending
institutions.

Over the last six months

* The economy slowed precipitously and the stock market was volatile.

* Bank stocks rebounded as interest rates fell, and the Fund outperformed the market and its peers.

* The Fund established a stake in non-bank financial stocks.

[Bar chart with heading "John Hancock Bank and Thrift Opportunity Fund." Under the heading is a note that reads "Fund performance for the six months ended April 30, 2001." The chart is scaled in increments of 2% with 0% at the bottom and 14% at the top. The first bar represents the 13.42% total return for John Hancock Bank and Thrift Opportunity Fund. A note below the chart reads "The total return is at net asset value with all distributions reinvested."]

Top 10 holdings

 3.4%   Fifth Third Bancorp
 3.3%   SouthTrust
 3.2%   BB&T
 3.1%   National Commerce Bancorp.
 3.0%   U.S. Bancorp
 2.8%   SunTrust Banks
 2.7%   PNC Bank
 2.6%   National City
 2.5%   Wells Fargo
 2.3%   FleetBoston Financial

As a percentage of net assets on April 30, 2001.



BY JAMES K. SCHMIDT, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND THOMAS
M. FINUCANE AND THOMAS C. GOGGINS, PORTFOLIO MANAGERS

John Hancock
Bank and Thrift
Opportunity Fund

MANAGERS'
REPORT

It was a difficult six months for the stock market, which lost ground and was fraught with heightened volatility. An economy that slowed precipitously and a barrage of corporate earnings disappointments turned investors into bears. In response to the sagging economy, the Federal Reserve reversed course and cut interest rates by two percentage points between January and the end of April in a bid to avoid a recession. Over the past six months, financial stocks held up better than the market as a whole, but it was primarily on the strength of a strong rally in bank stocks in the last two months of 2000 in anticipation of rate cuts. And with the market growing increasingly dicey, financial companies connected to the stock market, like asset managers and brokerage houses, suffered, as did those whose stocks had run up the most by late last year. This year, once a brief January rally ended, most financial stocks were volatile but stayed flat, with the exception of smaller banks and those whose stocks had gotten very cheap last year. For the six months ended April 30, 2001, the Standard & Poor's Bank Index returned 3.02%, while the Standard & Poor's 500 fell by 12.06%.

"Over the past six months,
 financial stocks held up
 better than the market
 as a whole..."

FUND PERFORMANCE

John Hancock Bank and Thrift Opportunity Fund produced a very solid result during the period due to our focus on midsize regional and smaller banks, which, after lagging last year, did far better than financial stocks whose fortunes were closely tied to the ailing stock market. For the six months ended April 30, 2001, the Fund posted a total return of 13.42% at net asset value, compared with the 1.72% return of the average open-end financial services fund, according to Lipper, Inc.

[A photo of Team leader James Schmidt flush right next to first paragraph.]

MOST INTEREST-SENSITIVE BANKS DO BEST

As the smaller names emerged, our stakes in smaller regional banks like SouthTrust, M&T and Colonial BancGroup served us well, as did banks and thrifts with the greatest sensitivity to falling rates. These included Washington Mutual and First Tennessee National. Conversely, the banks with the highest price-earnings ratios, which were our best performers last year, like Fifth Third, lost ground.

"During the period, we
 added a 10%  exposure
 to non-bank
 financial stocks."

BANKS POISED FOR ABOVE-MARKET GROWTH

With the economy in a slower mode and interest rates continuing to decline, bank loan growth should be at a slower 5% pace. At the same time, bank margins have stabilized, expenses are under control and banks continue to buy back stock. Even though the level of non-performing assets rose in the period, it is still very low -- at less than one percent of total assets -- and we do not believe it will rise much above one percent. With this backdrop, banks should be able to generate earnings-per-share growth of about 5% this year.

EXPANDING THE FUND

During the period, we added a 10% exposure to non-bank financial stocks. Consolidation in the banking industry was the reason the Fund was launched seven years ago, and with the passage of the Gramm-Leach-Bliley Act of 1999, convergence in the financial services industry has begun to spread beyond bank mergers. Distinctions between banks and other financial services companies are blurring, as institutions like Citigroup have been formed that combine commercial banking with investment banking, brokerage and insurance services. Once "plain vanilla" banks have expanded their sources of revenues. A good example is Wells Fargo, which now owns a brokerage firm and a huge mortgage company, and just bought an insurance broker. We are keeping our focus on regional banks that are the most likely to produce reliable earnings growth and have the potential to benefit from industry consolidation. But it would be shortsighted not to also pursue new opportunities for faster growth, particularly now, when bank earnings growth has begun to slow with the economy.

Specifically, we bought high-quality brokerage, insurance and finance companies like American Express, Fannie Mae, American General, Hartford Financial Services Group, A.G. Edwards and Legg Mason. While some of these names suffered during the period from the stock-market downturn, we believe their long-term growth potential makes them worth holding on to.

[Table at top left-hand side of page entitled "Top standard industrial classifications." The first listing is Regional banks 55%, the second is Superregional banks 17%, the third Thrifts 9%, the fourth Finance 4%, and the fifth Insurance 3%.]

[Pie chart in middle of page with heading "Types of investments in the Fund As of April 30, 2001." The chart is divided into four sections (from top to left): Common stocks 91%, Preferred stocks 1%, Corporate bonds 1% and Short-term investments & other 7%. ]

SLOW PACE FOR BANK MERGERS

Although merger activity was generally slow during the period, we did have five of our banks that accepted takeover offers. The headline transaction was First Union's bid to acquire Wachovia, later complicated by the arrival of SunTrust as a hostile suitor. If SunTrust is successful it might provide the impetus for other banks to undertake hostile merger proposals, a technique that has traditionally been a rarity. We believe many years of consolidation are still ahead in the banking industry as the extraordinary number of institutions gets whittled down to a more efficient level. Although many valuable bank franchises are trading at very reasonable prices, the pool of banks able to undertake a sizable acquisition has shrunk due to low valuation and uncertain benefits from past deals. Only a handful of the nation's top banks have unblemished records that leave them in a good position to pursue further transactions. It will take time and a greater number of merger success stories before other powerful banks resume acquisition programs.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Independent Bank followed by an up arrow with the phrase "Small-cap Midwest gem finally gets recognized." The second listing is Sky Financial followed by an up arrow with the phrase "Company may be in play." The third listing is Zions Bancorp. followed by a down arrow with the phrase "Despite progress, market still suspicious."]

"Falling rates and an
 economy that is growing
 moderately are usually
 two good ingredients for
 bank-stock performance."

OUTLOOK

With the outlook for further interest-rate cuts all but certain, we expect the economy to avoid a recession and produce modest growth for the rest of 2001. Falling rates and an economy that is growing moderately are usually two good ingredients for bank-stock performance. In this environment, we will keep paying close attention to credit quality, adding to our stake in higher-quality superregional and trust banks and reducing positions in banks where we are less certain about their credit quality outlook.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.




FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
April 30, 2001
(unaudited).

This schedule is divided into five main categories: common stocks, warrants, preferred stocks, bonds and short-term investments. Stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


  SHARES       ISSUER                                                                                           VALUE
COMMON STOCKS 90.97%                                                                                     $763,998,994
(Cost $401,179,323)

Superregional  Banks 17.14%                                                                              $143,962,109
     128,010   Bank of America Corp. (NC)                                                                   7,168,560
     315,380   Bank One Corp. (OH)                                                                         11,911,903
     460,125   First Union Corp. (NC)                                                                      13,789,946
     500,983   FleetBoston Financial Corp. (MA)                                                            19,222,718
     350,500   PNC Bank Corp. (PA)                                                                         22,807,035
     366,152   SunTrust Banks, Inc. (GA)                                                                   23,250,652
   1,183,054   U.S. Bancorp (MN)                                                                           25,057,084
     441,861   Wells Fargo & Co. (CA)                                                                      20,754,211

Regional Banks 54.81%                                                                                     460,355,393
      73,400   ABC Bancorp. (GA)                                                                              822,080
     177,500   Alabama National Bancorp. (AL)                                                               5,069,400
     278,003   AmericanWest Bancorporation (WA)                                                             2,988,532
     658,379   AmSouth Bancorp. (AL)                                                                       11,291,200
      49,041   BancFirst Corp. (OK)                                                                         1,937,119
     103,933   BancorpSouth, Inc. (MS)                                                                      1,537,169
     307,900   BancWest Corp. (HI)                                                                          7,682,105
      73,600   Bank of the Ozarks, Inc. (AR)                                                                1,140,800
     487,539   Banknorth Group, Inc. (ME)                                                                   9,648,397
     750,864   BB&T Corp. (NC)                                                                             26,595,603
      50,000   Beverly National Corp. (MA)                                                                    850,000
     150,000   Camden National Corp. (ME)                                                                   2,340,000
      45,416   Capital City Bank Group, Inc. (FL)                                                           1,015,956
      77,250   Cascade Bancorp (OR)                                                                         1,100,812
     187,700   CCBT Financial Cos., Inc. (MA)                                                               4,335,870
      77,000   Centura Banks, Inc. (NC)                                                                     3,661,350
     200,157   Chittenden Corp. (VT)                                                                        6,004,710
     112,477   City National Corp. (CA)                                                                     4,347,236
   1,193,200   Colonial BancGroup, Inc. (AL)                                                               14,855,340
     110,000   Columbia Bancorp (MD)                                                                        1,309,000
      76,500   Columbia Bancorp (OR)                                                                          595,935
     229,900   Comerica, Inc. (MI)                                                                         11,823,757
      45,770   Commercial Bankshares, Inc. (FL)                                                               878,784
      52,534   Commonwealth Bankshares, Inc. (VA)                                                             341,471
      75,627   Community Banks, Inc. (PA)                                                                   1,677,407
      38,662   Community Bankshares, Inc. (VA)                                                              1,034,208
     273,500   Community First Bankshares, Inc. (ND)                                                        5,746,235
     696,857   Compass Bancshares, Inc. (AL)                                                               16,125,271
      62,500   Desert Community Bank (CA)                                                                   1,687,500
      61,630   DNB Financial Corp. (PA)                                                                       931,846
     665,000   East-West Bancorp, Inc. (CA)                                                                13,798,750
      14,937   F&M National Corp. (VA)                                                                        563,872
     523,563   Fifth Third Bancorp (OH)                                                                    28,146,747
      84,750   Financial Institutions, Inc. (NY)                                                            1,737,375
      72,200   First Charter Corp. (NC)                                                                     1,155,200
     252,900   First Tennessee National Corp. (TN)                                                          8,262,243
     130,281   FirstMerit Corp. (OH)                                                                        3,215,335
      59,648   F.N.B. Corp. (PA)                                                                            1,544,883
      20,780   FNB Bankshares (ME)                                                                            605,737
      78,000   FNB Financial Service Corp. (NC)                                                               955,500
      57,500   FVNB Corp. (TX)                                                                              2,356,350
     263,987   Glacier Bancorp, Inc. (MT)                                                                   4,152,516
      59,511   Harleysville National Corp. (PA)                                                             2,273,320
     112,369   Humboldt Bancorp* (CA)                                                                       1,123,690
     231,337   Independent Bank Corp. (MI)                                                                  4,858,077
     310,000   Local Financial Corp. (OK) (R)                                                               3,797,500
     227,157   M&T Bank Corp. (NY)                                                                         16,253,083
      84,307   Main Street Bancorp, Inc. (PA)                                                                 779,840
      66,950   Merrill Merchants Bankshares (ME)                                                              711,679
      34,000   Midwest Banc Holdings, Inc. (IL)                                                               606,220
     118,350   Mississippi Valley Bancshares, Inc. (MO)                                                     4,154,085
     802,724   National City Corp. (OH)                                                                    21,842,120
   1,051,392   National Commerce Bancorp. (TN)                                                             26,190,175
     335,300   North Fork Bancorp., Inc. (NY)                                                               8,902,215
      95,000   Northern Trust Corp. (IL)                                                                    6,177,850
      66,990   Northrim Bank (AK)                                                                             813,929
     221,125   Pacific Capital Bancorp. (CA)                                                                6,056,614
     138,366   Pacific Century Financial Corp. (HI)                                                         3,099,398
      16,000   Premier Community Bankshares, Inc. (VA)                                                         97,600
     302,558   Provident Bankshares Corp. (MD)                                                              6,771,248
     130,412   Regions Financial Corp. (AL)                                                                 3,971,045
      67,589   Salem Community Bankshares, Inc. (VA)                                                          920,900
     174,700   S&T Bancorp., Inc. (PA)                                                                      3,930,750
      27,500   Shore Financial Corp. (VA)                                                                     239,250
     295,000   Silicon Valley Bancshares* (CA)                                                              7,392,700
     230,687   Sky Financial Group, Inc. (OH)                                                               4,325,381
     576,425   SouthTrust Corp. (AL)                                                                       27,409,009
     290,330   Southwest Bancorp. of Texas, Inc.* (TX)                                                      9,726,055
     233,900   Summit Bancshares, Inc. (TX)                                                                 4,373,930
     191,508   TCF Financial Corp. (MN)                                                                     7,283,049
      65,560   Texas Regional Bancshares, Inc. (Class A) (TX)                                               2,360,160
      36,500   TriCo Bancshares (CA)                                                                          591,300
     150,000   UCBH Holdings, Inc. (CA)                                                                     4,050,000
      99,901   Umpqua Holdings Corp. (OR)                                                                     998,011
     374,927   Union Planters Corp. (TN)                                                                   14,250,975
     119,450   Univest Corp. (PA)                                                                           2,986,250
     244,099   Valley National Bancorp. (NJ)                                                                7,030,051
     107,583   West Coast Bancorp. (OR)                                                                     1,148,986
     151,000   Whitney Holding Corp. (LA)                                                                   6,024,900
     135,000   Wilmington Trust Corp. (DE)                                                                  7,803,000
     162,400   Yardville National Bancorp. (NJ)                                                             2,233,000
     205,075   Zions Bancorp. (UT)                                                                         10,928,447

Thrifts 8.87%                                                                                              74,480,337
     135,955   Astoria Financial Corp. (NY)                                                                 7,866,356
     103,000   Bank West Financial Corp. (MI)                                                                 978,500
      96,000   BostonFed Bancorp., Inc. (MA)                                                                2,001,600
      85,254   Dime Community Bancshares., Inc. (NY)                                                        2,506,468
      66,000   First Keystone Financial, Inc. (PA)                                                            785,400
     245,000   Golden State Bancorp., Inc. (CA)                                                             7,301,000
     390,500   GreenPoint Financial Corp. (NY)                                                             14,370,400
      80,000   Hingham Institute for Savings (MA)                                                           1,560,000
      70,000   Lawrence Savings Bank (MA)                                                                     788,200
      28,000   New Hampshire Thrift Bancshares, Inc. (NH)                                                     385,000
     611,000   PennFed Financial Services, Inc. (NJ)                                                       11,938,940
      92,187   Quaker City Bancorp., Inc.* (CA)                                                             2,419,909
     106,000   Sturgis Federal Savings Bank (MI)                                                              657,200
     168,800   Superior Financial Corp.* (AR)                                                               2,261,920
     162,500   Warren Bancorp., Inc. (MA)                                                                   1,462,500
     235,875   Washington Mutual, Inc. (WA)                                                                11,777,239
     170,110   Webster Financial Corp. (CT)                                                                 5,419,705

Broker Services 2.24%                                                                                      18,820,100
     245,000   Edwards (A.G.) Inc. (MO)                                                                     9,964,150
     185,000   Legg Mason, Inc. (MD)                                                                        8,855,950

Finance 3.99%                                                                                              33,531,760
     246,500   American Express Co. (NY)                                                                   10,461,460
      52,500   Capital One Financial Corp. (VA)                                                             3,300,150
      80,000   Countrywide Credit Industries, Inc. (CA)                                                     3,413,600
     170,000   Fannie Mae (DC)                                                                             13,644,200
      85,000   Heller Financial, Inc. (IL)                                                                  2,712,350

Insurance 2.82%                                                                                            23,629,215
     181,500   American General Corp. (TX)                                                                  7,915,215
     190,000   Hartford Financial Services Group, Inc. (The) (CT)                                          11,799,000
     135,000   MetLife, Inc. (NY)                                                                           3,915,000

Investment Management 1.10%                                                                                $9,220,080
     164,000   Affiliated Managers Group, Inc.* (MA)                                                        9,220,080

WARRANTS  0.02%                                                                                              $187,500
(Cost $140,994)
     150,000   Golden State Bancorp, Inc. (Litigation)* (CA)                                                  187,500

PREFERRED STOCKS 0.67%                                                                                     $5,664,000
(Cost $5,920,000)

Banks & Thrifts 0.67%                                                                                      $5,664,000
      40,000   Astoria Financial Corp., Ser B, 12.00% (NY)                                                  1,010,000
       2,000   First Republic Preferred Capital Corp., 10.50% (CA)(r)                                       1,750,000
      40,000   IFC Capital Trust I, 9.25% (IN)                                                              1,014,000
      40,000   MVBI Capital Trust, 6.57% ** (MO)                                                              880,000
      20,000   Sterling Bancshares Capital Trust I, 9.28% (TX)                                                512,000
      20,000   VBC Capital I, 9.50% (CO)                                                                      498,000

                                                              MATURITY      INTEREST         PAR VALUE
ISSUER, DESCRIPTION                                               DATE          RATE     (000s OMITTED)         VALUE
BONDS 1.17%                                                                                                $9,809,649
(Cost $10,870,053)
Coastal Bancorp, Inc., Sr Note                                06-30-02         10.00             3,000      2,955,000
CSBI Capital Trust I, Sub Cap Income, Ser A                   06-06-27         11.75               770        913,374
Fidelity Federal Bancorp., Sub Note                           06-01-05         10.00             1,000        500,000
Investors Capital Trust I, Capital Securities, Ser B          02-01-27          9.77             5,185      4,485,025
Ocwen Federal Bank, Sub Deb                                   06-15-05         12.00             1,000        956,250


SHORT-TERM INVESTMENTS 9.55%                                                                              $80,175,132
(Cost $80,175,132)

Certificate of Deposit 0.01%
Deposits in Mutual Banks                                                                                       67,492

Joint Repurchase Agreement 7.85%
Investment in a joint repurchase agreement transaction with
Barclays Capital, Inc. Dated 04-30-01, due 05-01-01
(Secured by U.S. Treasury Bonds 5.25% thru 8.75%,
due 08-15-20 thru 02-15-29)                                                     4.51            65,952     65,952,000

                                                                                               SHARES           VALUE

Cash Equivalents 1.69%
Navigator Securities Lending Prime Portfolio ***                                            14,155,640     14,155,640

TOTAL INVESTMENTS 102.38%                                                                                $859,835,275

OTHER ASSETS AND LIABILITIES, NET (2.38%)                                                                ($19,968,515)

TOTAL NET ASSETS 100.00%                                                                                 $839,866,760


  * Non-income-producing security.

 ** Floating rate effective April 30, 2001.

*** Represents investment of security lending collateral.

(R) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $3,797,500.

(r) The security listed below is a direct-placement security and is restricted as to resale. The Fund has limited rights to registration under the Securities Act of 1933 with respect to restricted securities (not including Rule 144A securities). In certain circumstances the Fund may bear a portion of the cost of such registrations; otherwise, such costs would be borne by the issuer. Additional information on this restricted security is as follows:


                                                                                         MARKET
                                                                                     VALUE AS A          VALUE
                                                                                     PERCENTAGE          AS OF
                                                      ACQUISITION    ACQUISITION      OF FUND'S      APRIL 30,
  ISSUER, DESCRIPTION                                        DATE           COST     NET ASSETS           2001
--------------------------------------------------------------------------------------------------------------
First Republic Preferred Capital Corp.
(Preferred Stock)                                        05-25-99     $2,000,000           0.21%    $1,750,000


The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

April 30, 2001
(unaudited).

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value for each
common share.


ASSETS
Investments at value
Unaffiliated issuers (cost $492,777,252)                         $845,328,835
Affiliated issuers (cost $5,508,250)                               14,506,440
Cash                                                                  454,715
Receivable for investments sold                                     2,985,590
Dividends and interest receivable                                   1,513,390
Other assets                                                          150,841

Total assets                                                      864,939,811

LIABILITIES
Payable for securities purchased                                    9,827,659
Payable for securities on loan                                     14,155,640
Payable to affiliates                                                 838,802
Other payables and accrued expenses                                   250,950

Total liabilities                                                  25,073,051

NET ASSETS
Capital paid-in                                                   396,954,066
Accumulated net realized gain on investments                       76,793,754
Net unrealized appreciation of investments                        361,549,773
Undistributed net investment income                                 4,569,167

Net assets                                                       $839,866,760

NET ASSET VALUE PER SHARE
Based on 84,400,000 shares outstanding                                  $9.95

See notes to
financial statements.



OPERATIONS

For the period ended
April 30, 2001
(unaudited).1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends (including $107,580 received from affiliated issuers)   $10,707,675
Interest (including income on securities loaned of $44,457)         2,891,341

Total investment income                                            13,599,016

EXPENSES
Investment management fee                                           4,683,479
Administration fee                                                  1,032,966
Custodian fee                                                          72,603
Printing                                                               69,556
New York Stock Exchange fee                                            35,777
Auditing fee                                                           19,567
Trustees' fees                                                         17,127
Transfer agent fee                                                     11,765
Miscellaneous                                                           5,638
Legal fees                                                              1,653

Total expenses                                                      5,950,131

Net investment income                                               7,648,885

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain on investments sold
(including net realized gain of $439,448
on sales of investments in affiliated issuers)                     77,440,324
Change in net unrealized appreciation (depreciation)
on investments                                                     15,907,205

Net realized and unrealized gain                                   93,347,529

Increase in net assets from operations                           $100,996,414

1 Semiannual period from 11-1-00 through 4-30-01.

See notes to
financial statements.



CHANGES IN NET ASSETS

This Statement of
Changes in Net
Assets shows how
the value of the
Fund's net assets
has changed since
the end of the
previous period.
The difference
reflects earnings
less expenses, any
investment gains
and losses,
distributions and
any increase or
decrease due
to the sale of
common shares.


                                                                         YEAR        PERIOD
                                                                        ENDED         ENDED
                                                                     10-31-00       4-30-01 1
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                                             $16,178,402    $7,648,885

Net realized gain                                                  47,465,751    77,440,324
Change in net unrealized
appreciation (depreciation)                                      (155,138,023)   15,907,205
Increase (decrease) in net assets
resulting from operations                                         (91,493,870)  100,996,414

Distributions to shareholders
From net investment income                                        (12,448,352)  (17,302,000)
From net realized gain on
investments sold                                                  (46,637,752)  (48,093,710)
                                                                  (59,086,104)  (65,395,710)

NET ASSETS
Beginning of period                                               954,846,030   804,266,056

End of period 2                                                  $804,266,056  $839,866,760

1 Semiannual period from 11-1-00 through 4-30-01. Unaudited.

2 Including undistributed net investment income of $14,222,282 and $4,569,167, respectively.


See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                10-31-96 1  10-31-97 1  10-31-98 1  10-31-99    10-31-00     4-30-01 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                            $6.62       $7.83      $12.01      $11.08      $11.31       $9.53
Net investment income 3                         0.14        0.14        0.14        0.14        0.19        0.09
Net realized and unrealized
gain (loss) on investments                      1.64        4.08        0.67        0.40       (1.27)       1.11
Total from investment
operations                                      1.78        4.22        0.81        0.54       (1.08)       1.20
Less distributions
From net investment income                     (0.23)      (0.03)      (0.14)      (0.14)      (0.15)      (0.21)
From net realized gain                         (0.38)      (0.03)      (1.60)      (0.17)      (0.55)      (0.57)
                                               (0.61)      (0.06)      (1.74)      (0.31)      (0.70)      (0.78)
Increase due to purchase
of Bank and Thrift Opportunity
Fund stock at less than net
asset value                                     0.04        0.02          --          --          --          --
Net asset value,
end of period                                  $7.83      $12.01      $11.08      $11.31       $9.53       $9.95
Per share market value,
end of period                                  $6.75      $10.64      $11.69       $9.50       $7.81       $8.26
Total return at market value 4 (%)             29.78       58.95       25.35      (16.44)     (10.58)      14.84 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                   $702      $1,061        $979        $955        $804        $840
Ratio of expenses to
average net assets (%)                          1.50        1.45        1.47        1.48        1.47        1.45 6
Ratio of net investment income
to average net assets (%)                       1.96        1.42        1.07        1.29        2.18        1.87 6
Portfolio turnover (%)                            13           9           6           5          13          14

1 All per share amounts and net asset values have been restated to reflect the four-for-one stock split effective 12-2-97.

2 Semiannual period from 11-01-00 through 4-30-01. Unaudited.

3 Based on the average of the shares outstanding at the end of each month.

4 Assumes dividend reinvestment.

5 Not annualized.

6 Annualized.

See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited.

NOTE A
Accounting policies

John Hancock Bank and Thrift Opportunity Fund (the "Fund") is a diversified closed-end management investment company, shares of which were initially offered to the public on August 23, 1994 and are publicly traded on the New York Stock Exchange.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount on securities

The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security.

Securities lending

The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At April 30, 2001, the Fund loaned securities having a market value of $13,489,471 collateralized by cash in the amount of $14,155,640. The cash collateral was invested in a short-term instrument.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis. The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of 1.15% of the Fund's average weekly net asset value.

The Fund has an agreement with the Adviser to provide certain administrative services for the Fund. The compensation for the period was at an annual rate of 0.25% of the average weekly net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and officers of the Adviser and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Investment
transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended, April 30, 2001, aggregated $106,267,929 and $169,000,097, respectively.

The cost of investments owned at April 30, 2001 (including short-term investments) for federal income tax purposes was $498,659,609. Gross unrealized appreciation and depreciation of investments aggregated $370,677,643 and $9,501,977, respectively, resulting in net unrealized appreciation of $361,175,666.

NOTE D
Fund common share transactions

This listing illustrates the reclassification of capital accounts and the number of common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.

                             YEAR ENDED    10-31-00             PERIOD ENDED 4-30-01 1
                            SHARES           AMOUNT         SHARES            AMOUNT
Beginning of period     84,400,000     $396,962,340     84,400,000      $396,954,066
Reclassification of
capital accounts                --           (8,274)            --                --
End of period           84,400,000     $396,954,066     84,400,000      $396,954,066

1 Semiannual period from 11-1-00 through 4-30-01. Unaudited.



NOTE E
Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the period ended April 30, 2001 is set forth below.

                                     BEGINNING        ENDING
                                     SHARE            SHARE           REALIZED          DIVIDEND            ENDING
AFFILIATE                            AMOUNT           AMOUNT          GAIN (LOSS)       INCOME               VALUE
Desert Community Bank (CA)
bought: none
sold: none                              62,500        62,500                  --          $6,250        $1,687,500

First Financial Corp. (RI)
bought: none
sold:109,000 shares at $1,106,250      109,000            --            $439,448          31,200                --

MVBI Capital Trust (MO)
bought: none
sold: none                              40,000        40,000                  --          21,250           880,000

PennFed Financial Services, Inc. (NJ)
bought: none
sold: none                             611,000       611,000                  --          48,880        11,938,940

Totals                                                                  $439,448        $107,580       $14,506,440


NOTE F
Change in
accounting principle

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums on debt securities effective November 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined but will result in a reclassification between the cost of securities and a corresponding reclassification in net unrealized appreciation/depreciation, based on securities held as of October 31, 2001.



INVESTMENT
OBJECTIVE AND
POLICY

John Hancock Bank and Thrift Opportunity Fund is a closed-end diversified management investment company, shares of which were initially offered to the public on August 23, 1994 and are publicly traded on the New York Stock Exchange. Its investment objective is long-term capital appreciation.

DIVIDEND
REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan, (the "Plan"), which offers the opportunity to earn compound yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as agent for holders of common shares pursuant to the Plan (the "Plan Agent") unless an election is made to receive cash. Each registered shareholder will receive from the Plan Agent an authorization card to be signed and returned if the shareholder elects to receive distributions from net investment income in cash or elects not to receive capital gains distributions in the form of a shares dividend.

The Plan Agent will effect purchases of common shares under the Plan in the open market. The Fund will not issue any new shares in connection with the Plan. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee, or shareholders transferring such an account to a new broker or nominee should contact the broker or nominee, to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the holders of common shares in administering the Plan. After the Fund declares a dividend or makes a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The price of the shares will be the average market price at which such shares were purchased by the Plan Agent.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, either a cash payment will be made to the participant for the full value of the common shares credited to the account upon instruction by the participant or certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common shares in the account of each Plan participant will be held by the Plan Agent in non-certified form in the name of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees, which hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan. Shares may be purchased through broker-dealers.

The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional common shares, and the automatic reinvestment of dividends and capital gain distributions will not relieve participants of any U.S. income tax that may be payable or required to be withheld on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

SHAREHOLDER
COMMUNICATION
AND ASSISTANCE

If you have any questions concerning the John Hancock Bank and Thrift Opportunity Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

State Street Bank
and Trust Company
P.O. Box 8200
Boston, Massachusetts
02266-8200
Telephone:
1-800-426-5523

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.



SHAREHOLDER MEETING

On March 29, 2001, the Annual Meeting of John Hancock Bank and Thrift Opportunity Fund (the " Fund") was held to elect three Trustees and to ratify the action of the Trustees in selecting independent auditors for the Fund.

The shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with notes tabulated as follows:

                                                   WITHHELD
                                   FOR            AUTHORITY
                                  -----           ---------
Stephen L. Brown               74,599,171         5,425,524

Steven R. Pruchansky           74,767,330         5,257,365

Norman H. Smith                74,727,016         5,297,678

The shareholders also ratified the Trustees' selection of Deloitte and Touche LLP as the Fund's independent auditors for the fiscal year ending October 31, 2001, with votes tabulated as follows: 79,300,093 FOR, 312,987 AGAINST, 411,615 ABSTAINING.



FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*

*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President and
Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

James J. Stokowski
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN,
TRANSFER AGENT AND
DIVIDEND DISBURSER
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

STOCK SYMBOL
Listed New York Stock Exchange:
BTO

For shareholder assistance refer to page 20


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      State Street Bank and Trust Company
                                     P.O. Box 8200
                                     Boston, MA 02266-8200

Customer service representatives     1-800-426-5523

24-hour automated information        1-800-843-0090



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A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-426-5523
1-800-843-0090
www.jhfunds.com

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